First Midwest Bancorp, Inc.

Annual Meeting of Stockholders

The Rose Hotel Chicago O'Hare

Rosemont, IL

May 15, 2019

WELCOME AND OPENING REMARKS

Michael L. Scudder
Chairman of the Board & Chief Executive Officer

INTRODUCTION OF DIRECTORS, OFFICERS & INDEPENDENT AUDITORS

REPORTS ON PROCEDURAL MATTERS

ITEMS OF BUSINESS

- Election of Directors
- Vote on the Compensation Paid in 2018 to the Company's Named Executive Officers (Say-on-Pay)
- Ratification of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm

ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

- Barbara A. Boigegrain
- Thomas L. Brown
- Phupinder S. Gill
- Kathryn J. Hayley
- Peter J. Henseler
- Frank B. Modruson
- Ellen A. Rudnick
- Mark G. Sander
- Michael L. Scudder
- Michael J. Small
- Stephen C. Van Arsdell
- J. Stephen Vanderwoude

SAY-ON-PAY VOTE

RATIFICATION OF ERNST & YOUNG AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

VOTING AND RESULTS

ADJOURNMENT

Management Presentation

Michael L. Scudder
Chairman of the Board & Chief Executive Officer

Mark G. Sander
President & Chief Operating Officer

Patrick S. Barrett
Executive Vice President & Chief Financial Officer

MANAGEMENT PRESENTATION

- Overview
- Performance Highlights
- Looking Ahead
- Board Transition & Closing Remarks
- Questions

OVERVIEW

2018: CONTINUING TO BUILD ON OUR MOMENTUM

✓ Driving strong performance against a backdrop of market volatility, competition, and consolidation

- Robust growth, strong core deposit foundation
  - Over 12% CAGR over the last three years in EPS, loans, and deposits

✓ Meaningful investments, positioning for future success

- Continued investment in talent
- Launched our Delivering Excellence initiative, leveraging our colleagues, greater scale, and technology
- Completed or announced 3 acquisitions that strengthen our presence in metro Chicago and the Midwest, adding ~$1.8bn in total assets and ~$800mm in AUM

**NOW OPERATING AS A $17BN COMMERCIAL BANK;
ONE OF CHICAGO'S AND THE MIDWEST'S PREMIER FINANCIAL INSTITUTIONS**

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

OVERVIEW OF BRIDGEVIEW

Transaction Highlights

Compelling Rationale

- Expands greater Chicagoland presence
- Attractive deposit franchise
- In-market, low-risk integration

Financially Attractive

- Full year EPS accretion of ~5%, or $0.11, in 2020[(1)]
- Tangible book value earn back of ~3 years[(2)]
- Internal rate of return in excess of 20%

Valuation Multiples

- ~1.3x tangible book value per share
- Core deposit premium of 4.0%
- 9.4x LTM earnings including fully phased-in after-tax cost savings

Transaction Assumptions

- ~40% reduction in Bridgeview's total noninterest expense base (phased-in 75% in 2019 and 100% in 2020)

Branch Networks


Harvard
Woodstock
Crystal Lake
Lake in the Hills
Carpentersville
Elgin
Streamwood
St Charles
Geneva
Batavia
Yorkville
Carol Stream
Wheaton
Addison
Elmhurst
Highland Park
Northbrook
Glenview
Evanston
Darien
Woodridge
Burbank
Romeoville
New Lenox
Calumet City
Gary
Portage
Hobart
First Midwest
Bridgeview

Financial Snapshot at Acquisition (May 9, 2019)

- $1.1bn of total assets
- $1.0bn of deposits
- $755mm of loans

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

FIRST MIDWEST TODAY

A Premier Commercial Bank

- **Multi-state, Midwestern reach**
  - **Post-Bridgeview Acquisition:**
    - $17bn in total assets
    - $12bn in AUM
    - Chicago's 3rd largest independent bank
      - Top 10 deposit share in Chicago MSA
      - #2 deposit share in South Metro
      - 3rd largest wealth management platform in IL

With a Robust Distribution Network



Wisconsin
Iowa
Illinois
Indiana
Milwaukee/SE Wisconsin
McHenry & Lake Counties
Chicago
NW Indiana
Joliet
Quad Cities
Knox County
DeKalb County
Vermilion & Champaign Counties

Assets have grown at 16% CAGR since 2015



$10bn
NB&T of Sycamore ($0.7bn)
$11bn
Standard Bank ($2.6bn)
$14bn
Northern States ($0.6bn)
$16bn
$17bn (including Bridgeview)
$16 bn
Bridgeview ($1.1bn), Closed on May 9, 2019
2015
2016
2017
2018
Q1 2019

EXPANSION DRIVEN BOTH ORGANICALLY AND THROUGH DICIPLINED ACQUISITIONS

Source: Company filings and SNL Financial
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

POSITIONING FOR CONTINUED SUCCESS

VISION
Being the partner of choice for financial services in the markets we serve, and one of the nation's top performing banks.

MISSION
Helping our clients achieve financial success.

VALUES
Serving our clients with integrity, service, responsibility and passion.

Drives a culture centered on client needs, rooted in service, leveraged by technology, and delivered by top talent.

Build the Strongest Team | Grow & Diversify Revenues | Balance Risk & Investment | Strategic Expansion

PLATFORM FOR CONTINUED GROWTH

Strategic Priorities

Build the Strongest Team

- Leverage culture to inspire and engage colleagues
- Empower leaders to build high performing teams
- Attract talent

Grow & Diversify Revenues

- Customer retention and cross-selling
- Net new client acquisition
- Deliver the whole Bank to each client

Balance Risk & Investment

- Investments in capabilities, processes and technology
- Accelerate service delivery
- Maintain information security standards

Strategic Expansion

- Build market share in adjacent markets

POSITIONING FOR FUTURE SUCCESS

DELIVERING A SUPERIOR CLIENT EXPERIENCE

CONSISTENTLY RECOGNIZED AS A LEADER IN RETAIL CUSTOMER SATISFACTION - TOP 5 OF JD POWER'S SURVEY IN 4 OUT OF LAST 5 YEARS

- Grounded in our mission, "helping our clients achieve financial success"
- Improving, accelerating delivery by enhancing productivity
- Leveraging technology investments
- Enhancing our brand, a consistent hallmark of our Company



RELATIONSHIP-DRIVEN MODEL

CREATING VALUE



Earnings Per Share
14% CAGR in EPS, Adjusted
$2
$1
$0
$1.13
$1.05
$1.22
$1.14
$1.35
$0.96
$1.67
$1.52
2015
2016
2017
2018
EPS, adjusted(3)
EPS



Dividends
25% Increase
Q2 '19 declared dividend of $0.14, up 17%
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.36
$0.36
$0.39
$0.45
2015
2016
2017
2018



ROATCE
35% Increase in ROATCE, Adjusted
20%
15%
10%
5%
0%
11.19%
10.44%
11.45%
10.77%
13.06%
9.44%
15.13%
13.87%
2015
2016
2017
2018
ROATCE, adjusted(3)
ROATCE



Total Stockholder Return
35%
15%
-5%
-25%
-16%
13%
24%
1 Year
3 Year
5 Year
First Midwest
Peers(4)
^KRX Index

DRIVING LONG-TERM SHAREHOLDER VALUE

Source: Company filings
Note: Data as of December 31 of the applicable year.
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

PERFORMANCE HIGHLIGHTS

Q1 '19 PERFORMANCE HIGHLIGHTS

- EPS $0.43, compared to $0.33 for Q1 '18
  EPS, adjusted[3] $0.46, up 39%
- ROATCE, adjusted[3] 15.3%, up 281 bps
- Total loans $12bn, up 8%
- Total average deposits $12bn, up 10%
- Net interest income $139mm, up 17%
- Efficiency ratio[3] 56%, improved 8%
- CET1 capital 10.52%, up 87 bps



SOLID QUARTER REFLECTS MOMENTUM; CAPITAL GROWTH PROVIDES FUTURE FLEXIBILITY

Source: Company filings
Note: Percentage and bps increases and decreases reflect Q1 '18 to Q1 '19 comparisons.
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms" and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

2018 PERFORMANCE HIGHLIGHTS

- EPS $1.52 compared to $0.96 for 2017
  EPS, adjusted(3) $1.67, up 24%
- ROATCE, adjusted(3) 15.1%, up 207 bps
- Total loans $11bn, up 10%
- Total average deposits $11bn, up 4%
- Net interest income $517mm, up 9%
- Efficiency ratio(3) 58%, improved 4%
- CET1 capital 10.20%, up 52 bps



EPS, ADJUSTED
RETURN ON AVERAGE TANGIBLE COMMON EQUITY, ADJUSTED
LOAN GROWTH
NET INTEREST INCOME
NONINTEREST INCOME
NONINTEREST EXPENSE
PROVISION AND ASSET QUALITY
TAXES

SUCCESSFUL YEAR MARKED BY GROWTH, EFFICIENCY, IMPROVED MARGIN, AND LOWER TAXES

Source: Company filings
Note: Percentage and bps increases and decreases reflect 2017 to 2018 year-over-year comparisons.
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms" and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

LOW COST CORE FUNDING

Average Deposits and Composition



12% CAGR in Average Deposits
$8,096
$8,846
$11,035
$11,494
15%
19%
17%
18%
31%
14%
19%
18%
18%
31%
14%
17%
18%
19%
32%
17%
16%
18%
18%
31%
83% Core
Demand
Savings
NOW
Money market
Time
2015
2016
2017
2018

Cost of Deposits



0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.24%
0.24%
0.26%
0.37%
0.58%
0.14%
0.12%
0.11%
0.15%
0.33%
Our Advantage
2014
2015
2016
2017
2018
FMBI
Peers (4)

- **Granular and tenured deposit base**
  - **61% Retail, with a 15 year tenure**

- **Increasing deposit costs due to time deposit growth**
- **Cost of deposits ~25 bps less than peers(4)**

STRONG CORE DEPOSIT FOUNDATION; MIX AND TENURE PROVIDE A COMPETITIVE ADVANTAGE

Dollars in millions
Source: Company filings and SNL Financial
Note: Balances shown are full year averages.
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

DIVERSIFIED LOAN PORTFOLIO

Growing, Diversified Portfolio



17% CAGR in Gross Loans
$7,162
$8,254
$10,438
$11,447
2015
2016
2017
2018
C&I
Owner-occupied CRE
Investor CRE
Consumer

NPAs



1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
0.88%
1.12%
0.89%
0.70%
2015
2016
2017
2018
NPAs / Loans + OREO

- **Granular, diversified mix**
- **NPA levels down 20%; reflective of benign credit environment**

Dollars in millions
Source: Company filings and reports
Note: Loan portfolio data as of December 31 of the applicable year.
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

REVENUE AND EXPENSE



15% CAGR in Revenue
$700mm
$600mm
$500mm
$400mm
$300mm
$200mm
$100mm
$0mm
$448
$119
$312
$307
$282
$509
$141
$350
$340
$308
$635
$149
$472
$416
$376
$661
$144
$517
$416
$386
2015
2016
2017
2018
Net Interest Income
Noninterest Income, Adjusted (3)
Adjustments
Noninterest Expense, Adjusted (3)

Highlights

- **Net interest income CAGR of 18%, benefiting from growth and higher rate environment**
  - NIM up 22 bps from 2015
  - NIM, adjusted up 26 bps
- **Noninterest income, adjusted[3] CAGR of 11%**
  - Benefiting from organic and acquired growth
  - Durbin impact started 2017
  - Delivering Excellence substantially realized by Q4 '18 creating momentum for 2019
- **Noninterest expense tightly managed**
  - Efficiency ratio[3] of 58%, down from 65% in 2015

Dollars in millions
Source: Company filings and reports
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

CAPITAL POSITION

Regulatory Capital



$1.0
11.1%
10.3%
2015
$1.2
12.2%
9.9%
2016
$1.4
12.1%
10.1%
2017
$1.6
12.6%
10.2%
2018
Tier 1
Total

Highlights

- Sustained, strong capital base
  - Capital deployed recovered quickly through earnings accretion
  - Additional ~25 bps of capital in Q1 '19 resulting from adoption of lease accounting guidance
- Share repurchase program allows for repurchase of up to $180mm shares
- Increased dividend by 17% in Q2 '19 to $0.14 per common share

ROBUST CAPITAL LEVELS, PROVIDING FUTURE FLEXIBILITY

Dollars in billions
Source: Company filings and reports
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

LOOKING AHEAD

OUR INDUSTRY CONTINUES TO EVOLVE…

A

- Mass market profitability
- Channel preference and emergence of new channels
- Increasing digital expectations

D

- Uncertainty over likelihood/timing of de-regulation
- Global political uncertainty
- Cybersecurity



A
Customer Trends
Digital
B
US Banking
D
Regulation
Competitor Actions
C

B

- Omni-channel experience
- End-to-end streamlining
- Data/analytics

C

- Aggressive focus on growth pools
- Big banks enjoy scale advantages
- Technology platforms emerging

WE CONTINUE TO ADAPT

Consumerization and shift to customer-centric design	Growing importance of data and analytics	Increasing focus on efficiency and automation	Shift to cloud and 'asset-light' infrastructure	Tighter regulatory controls and focus on InfoSec
-Omni-channel experience -60% of consumer loans funded online -P2P payments -Self-service -Content management	-Digital marketing -Product penetration utilizing peer data -Branch optimization -Data warehouse -Current Expected Credit Loss	-Teller cash recyclers -Instant issue debit cards -Credit management system -Loan IQ	-Virtualization of desktops and servers -Data center migration -Cloud first mentality	-CFPB oversight -Cybersecurity -Customer privacy -Timely M&A approval and execution

TARGETED STRATEGIC INVESTMENTS FOR CONTINUING SUCCESS

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

AS WE LOOK AHEAD WE ARE WELL-POSITIONED



- **We are in a good place**
  - Continue to position as model transforms
  - Opportunities will arise as the industry consolidates
- **Leveraging impact of digital technology**
  - Continue to invest as technology evolves
  - Positioning to outperform peers
- **Building capabilities and efficiencies**
  - Building infrastructure, continuous improvement
  - Adding talent
- **Leveraging our culture as we drive higher performance**
  - Core values unchanged, relationship focus
  - Greater agility and adaptability

LOOKING TO BENEFIT FROM CONSOLIDATION

Strategy and Future Opportunities

Leveraging Our Strengths

- Compelling partner
- Engaged, talented team
- Attractive markets, growing opportunities
- Significant capital and liquidity

Environment Creating Opportunities, Consolidation Expected

- Locally, ~40 banks \$350mm - \$4bn in assets(5)
- Opportunities expected in adjacent Midwest markets

Aligned With Strategic Priorities

- Building the highest quality team
- Diversifying / growing loans and revenues
- Balancing investment and risk

A Broader Midwestern View



WI
IA
IL
MI
IN
Milwaukee
Grand Rapids
Chicago
Champaign
Springfield
St Louis
Indianapolis
90
88
80
55
57
72
70
65
74
64
94
69

STRATEGICALLY AND FINANCIALLY COMPELLING

Source: SNL Financial
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

COMMITTED TO MAKING OUR COMMUNITIES BETTER


First Midwest Bank

~$1mm
in 2018 CRA investments

Outstanding CRA Rating
20+ consecutive years



~$2mm
in contributions through the First Midwest Foundation since its inception

~$3mm
in corporate contributions and sponsorships since 2017

We partner with hundreds of community organizations including:

United Way
Northern Illinois Food Bank
Little Company of Mary Hospital and Health Care Centers — The Technology to Heal, the Mission to Care
American Cancer Society
humility Homes & Services
Family Shelter Service
Special Olympics
City Year
Greater Chicago Food Depository

WITH GREATER SIZE COMES GREATER RESPONSIBILITY

A GREAT INVESTMENT AND A GREAT OPPORTUNITY

- ✓ Premier Midwest-based Commercial Bank with Attractive Operational Footprint
- ✓ Relationship-driven Strategy, Supported by Leading Core Deposit Foundation
- ✓ Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
- ✓ Strong Underlying Operating Performance, Aided by "Delivering Excellence"
- ✓ Platform for and Track Record of Integrating Accretive, Attractive Acquisitions
- ✓ Capital Levels Provide Future Flexibility

BOARD TRANSITION & CLOSING REMARKS

THANK YOU



Br. James Gaffney, FSC

Special thanks to Br. James Gaffney who has served on our Board for the past 21 years.

We would like to acknowledge Br. James' meaningful contributions to our Board and Company and thank him for his loyal and dedicated service.

First Midwest Bancorp, Inc.

Thank you for your investment and continued support

QUESTIONS

APPENDIX

FORWARD-LOOKING STATEMENTS

This presentation, as well as any oral statements made by or on behalf of First Midwest, may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "outlook," "predict," "project," "probable," "potential," "possible," "target," "continue," "look forward," or "assume" and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance or outcomes, but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements speak only as of the date made, and First Midwest undertakes no obligation to update any forward-looking statements.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, including the related outlook for 2019, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, including the impact of certain actions and initiatives, First Midwest's "Delivering Excellence" initiative, including costs and benefits associated therewith and the timing thereof, anticipated trends in First Midwest's business, regulatory developments, the impact of federal income tax reform legislation, estimated synergies, cost savings and financial benefits of completed acquisitions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties and assumptions, including those discussed under the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2018, and First Midwest's subsequent filings made with the SEC. These risks and uncertainties are not exhaustive, and other sections of these reports describe additional factors that could adversely impact First Midwest's business and financial performance.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

NON-GAAP FINANCIAL INFORMATION

The Company's accounting and reporting policies conform to U.S.GAAP and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes may be useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include EPS, adjusted, the efficiency ratio, adjusted, tax-equivalent NII (including its individual components), tax-equivalent NIM, tax-equivalent NIM, adjusted, noninterest income, adjusted, noninterest expense, adjusted.

The Company presents EPS, the efficiency ratio, and ROATCE, all adjusted for certain significant transactions. These transactions include A&I related expenses associated with completed and pending acquisitions (all periods presented), Delivering Excellence implementation costs (2018 and Q1 '19), certain income tax benefits resulting from tax reform (2018), the revaluations of DTAs (2017), certain actions resulting in securities losses and gains (2017), a special bonus to colleagues and charitable contributions to the First Midwest Charitable Foundation (2017), a lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarters relocation (2016), a net gain on sale-leaseback transaction (2016), and property valuation adjustments (2015). Management believes excluding these transactions from EPS, the efficiency ratio, and ROATCE may be useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding A&I related expenses from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics may enhance comparability for peer comparison purposes.

The Company presents noninterest income, adjusted, which excludes the accounting reclassification, net securities losses, and Durbin, and noninterest expense, adjusted, which excludes the accounting reclassification, Delivering Excellence implementation costs, and acquisition and integration related expenses. Management believes that excluding these items from noninterest income and noninterest expense may be useful in assessing the Company's underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.

The tax-equivalent adjustment to NII and NIM recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans subsequent to December 31, 2017 are presented using the current federal income tax rate of 21% and prior periods are computed using the federal income tax rate applicable at that time of 35%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In addition, management believes that presenting tax-equivalent net interest margin, adjusted, may enhance comparability for peer comparison purposes and is useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate based on the size of each acquisition, as well as from period to period.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations for details on the calculation of these measures to the extent presented herein.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

NON-GAAP FINANCIAL INFORMATION

	Years Ended				Quarter Ended
	2015	2016	2017	2018	March 31, 2019
Efficiency Ratio Calculation					
Noninterest expense	$ 307,216	$ 339,500	$ 415,909	$ 416,303	$ 102,110
Net OREO expense	(5,281)	(3,024)	(4,683)	(1,162)	(681)
A&I related expenses	(1,389)	(14,352)	(20,123)	(9,613)	(3,691)
Property valuation adjustments	(8,581)	—	—	—	—
Lease cancellation fee	—	(950)	—	—	—
Special bonus	—	—	(1,915)	—	—
Charitable contribution	—	—	(1,600)	—	—
Delivering Excellence implementation costs	—	—	—	(20,413)	(258)
Total noninterest expense for efficiency ratio calculation	$ 291,965	$ 321,174	$ 387,588	$ 385,115	$ 97,480
Tax-equivalent NII[6]	$ 322,277	$ 358,334	$ 479,965	$ 520,896	$ 140,132
Noninterest income	136,581	159,312	163,149	144,592	34,906
Less:					
Net securities (gains) losses	(2,373)	(1,420)	1,876	—	—
Net gain on sale-leaseback transaction	—	(5,509)	—	—	—
Total	$ 456,485	$ 510,717	$ 644,990	$ 665,488	$ 175,038
Efficiency ratio	64%	63%	60%	58%	56%

Dollars in thousands
Source: Company filings
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

NON-GAAP FINANCIAL INFORMATION

	Years Ended 2015	Years Ended 2016	Years Ended 2017	Years Ended 2018	Quarter Ended March 31, 2019
Net Income					
Net income	$ 82,064	$ 92,349	$ 98,387	$ 157,870	$ 46,058
Net income applicable to non-vested restricted shares	(882)	(1,043)	(916)	(1,312)	(403)
Net income applicable to common shares	81,182	91,306	97,471	156,558	45,655
A&I related expenses, net of tax	833	8,611	12,070	7,210	2,768
Property valuation adjustments, net of tax	5,149	—	—	—	—
Lease cancellation fee, net of tax	—	570	—	—	—
Net gain on sale-leaseback transaction, net of tax	—	(3,305)	—	—	—
DTA revaluation	—	—	23,709	—	—
Losses from securities portfolio actions, net of tax	—	—	1,275	—	—
Special bonus, net of tax	—	—	1,130	—	—
Charitable contribution, net of tax	—	—	944	—	—
Income tax benefits[7]	—	—	—	(7,798)	—
Delivering Excellence implementation costs, net of tax	—	—	—	15,309	193
Total adjustments to net income, net of tax	5,982	5,876	39,128	14,721	2,961
Net income applicable to common shares, adjusted	$ 87,164	$ 97,182	$ 136,599	$ 171,279	$ 48,616
EPS					
Net income applicable to common shares	$ 81,182	$ 91,306	$ 97,471	$ 156,558	$ 45,655
Net income, adjusted	$ 87,164	$ 97,182	$ 136,599	$ 171,279	$ 48,616
Weighted-average common shares outstanding (basic)	77,059	79,797	101,423	102,850	105,770
Dilutive effect of common stock equivalents	13	13	20	4	—
Weighted-average diluted common shares outstanding	77,072	79,810	101,443	102,854	105,770
Basic EPS	$ 1.05	$ 1.14	$ 0.96	$ 1.52	$ 0.43
Diluted EPS	$ 1.05	$ 1.14	$ 0.96	$ 1.52	$ 0.43
EPS, adjusted	$ 1.13	$ 1.22	$ 1.35	$ 1.67	$ 0.46

Dollars in thousands, except per share data
Source: Company filings
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

NON-GAAP FINANCIAL INFORMATION

	Years Ended 2015	2016	2017	2018	Quarter Ended March 31, 2019
Return on Average Tangible Common Equity					
Net income applicable to common shares, adjusted	$ 87,164	$ 97,182	$ 136,599	$ 171,279	$ 48,616
Intangibles amortization, net of tax	2,352	2,809	4,682	5,525	1,772
Net income applicable to common shares, excluding intangible amortization, adjusted	$ 89,516	$ 99,991	$ 141,281	$ 176,804	$ 50,388
Average stockholders' equity	$ 1,132,058	$ 1,236,606	$ 1,832,880	$ 1,922,527	$ 2,138,281
Less: average intangible assets	(332,269)	(363,112)	(751,292)	(753,588)	(803,408)
Average tangible common equity	$ 799,789	$ 873,494	$ 1,081,588	$ 1,168,939	$ 1,334,873
ROATCE	10.4%	10.8%	9.4%	13.9%	14.4%
ROATCE, adjusted	11.2%	11.4%	13.1%	15.1%	15.3%
Tax-Equivalent NII / NIM					
Net interest income	$ 311,598	$ 349,691	$ 472,004	$ 516,622	$ 139,024
Tax-equivalent adjustment	10,679	8,643	7,961	4,274	1,108
Tax-equivalent NII[6]	322,277	358,334	479,965	520,896	140,132
Less: acquired loan accretion	(16,298)	(14,568)	(33,923)	(19,548)	(6,369)
Tax-equivalent NII, adjusted[6]	$ 305,979	$ 343,766	$ 446,042	$ 501,348	$ 133,763
Average interest-earning assets	$ 8,766,864	$ 9,951,092	$ 12,417,191	$ 13,354,639	$ 14,035,361
NIM[6]	3.68%	3.60%	3.87%	3.90%	4.04%
Tax-equivalent NIM, adjusted[6]	3.49%	3.45%	3.59%	3.75%	3.86%

Dollars in thousands
Source: Company filings
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

NON-GAAP FINANCIAL INFORMATION

	Years Ended			
	2015	2016	2017	2018
Noninterest Income				
Noninterest income	$ 136,581	$ 159,312	$ 163,149	$ 144,592
Net securities losses	(2,373)	(1,420)	1,876	—
Accounting reclassification	(15,129)	(16,594)	(15,700)	—
Noninterest income, adjusted	$ 119,079	$ 141,298	$ 149,325	$ 144,592
Noninterest Expense				
Noninterest expense	$ 307,216	$ 339,500	$ 415,909	$ 416,303
A&I related expenses	(1,389)	(14,352)	(20,123)	(9,613)
Property valuation adjustments	(8,581)	—	—	—
Lease cancellation fee	—	(950)	—	—
Special bonus	—	—	(1,915)	—
Charitable contribution	—	—	(1,600)	—
Delivering Excellence implementation costs	—	—	—	(20,413)
Accounting reclassification	(15,129)	(16,594)	(15,700)	—
Noninterest expense, adjusted	$ 282,117	$ 307,604	$ 376,571	$ 386,277

Dollars in thousands
Source: Company filings
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

GLOSSARY OF TERMS

Accounting reclassification - As a result of accounting guidance adopted in Q1 '18, certain noninterest income line items and the related noninterest expense line items that are presented on a gross basis for the prior year period are presented on a net basis in noninterest income for the current year periods.

A&I - Acquisition and integration expense

AUM - Assets under management

bn - Billion

bps - Basis points

Bridgeview - Bridgeview Bancorp, Inc.

C&I - Commercial and industrial

CAGR - Compound annual growth gate

CET1 - Common equity Tier 1

CFPB - Consumer Financial Protection Bureau

Core Deposits - Includes demand, savings, money market, and NOW accounts

CRE - Commercial real estate

Durbin - Durbin Amendment of the Dodd-Frank Act

DTA - Deferred tax asset

EPS - Earnings per share

FMBI, the Company, or First Midwest - First Midwest Bancorp, Inc.

GAAP - U.S. Generally accepted accounting principles

LTM - Last twelve months

M&A - Merger and acquisition

mm - Million

MSA - Deposit market share

^KRX - KBW NASDAQ Regional Banking Index

NPAs - Defined as nonaccrual loans + loans 90+ days past due + accruing TDRs + OREO. Purchased credit impaired loans with an accretable yield are considered current and not included in loans 90+ days past due.

NII - Net interest income

NB&T - NI Bancshares Corporation

NIM - Tax-equivalent net interest margin

NOW - Negotiable order of withdrawal

Northern States - Northern States Financial Corporation

OREO - Other real estate owned

P2P - Person to person

ROATCE - Return on average tangible common equity

RWA - Risk-weighted assets

SEC - Securities and Exchange Commission

Standard - Standard Bancshares, Inc.

FOOTNOTES

[1] Based on First Midwest's 2020 analyst consensus earnings estimates on a standalone basis.

[2] Using either the "crossover" earn back period (defined as the number of years for pro forma tangible book value per share to exceed projected standalone tangible book value per share) or the "simple" earn back period (defined as dilution to tangible book value per share at close divided by EPS accretion in 2020). Calculations include expected transaction expenses.

[3] Metrics presented are non-GAAP financial measures. See the accompanying "Non-GAAP Financial Information" slides for detail.

[4] Refer to the Company's 2019 Annual Meeting Proxy Statement for a detailed list of the Company's peer group.

[5] Reflects data for the Chicago-Naperville-Elgin, IL-IN-WI (Metro) MSA.

[6] Presented on a tax-equivalent basis, assuming the applicable federal income tax rate for each period presented. As a result, interest income and yields on tax-exempt securities and loans subsequent to December 31, 2017 are presented using the current federal income tax rate of 21% and prior periods are computed using the federal income tax rate applicable at that time of 35%.

[7] Includes certain income tax benefits related to preparing the Company's 2017 tax return.